T. Rowe Price Blue Chip Growth ETF

Supplement to Summary Prospectus Dated June 23, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2021, Larry J. Puglia will step down as a portfolio manager and Chair of the fund’s Investment Advisory Committee. Paul D. Greene II will succeed Mr. Puglia to become portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Mr. Greene joined T. Rowe Price in 2006.

The date of this supplement is January 26, 2021.

ETF785-041-S 1/26/21